UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 1, 2006
XATA CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota (State of other jurisdiction of incorporation)	0-27166 (Commission File No.)	41-1641815 (IRS Employer Identification Number)
151 East Cliff Road, Suite 10, Burnsville, Minnesota 55337
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (952) 707-5600
(Former name, former address and former fiscal year, if changed since last report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Effective in connection with the annual award of stock to directors upon election at the annual shareholder meeting on February 8, 2006, the Board of Directors amended the form of award to remove the one-year restriction on transferability. Under the new form of agreement, shares are fully vested and freely transferable (assuming that a registration statement covering the shares is in effect) as of the date of award.

Exhibit No.	Description
10.36	Amended form of Directors’ Stock Award Agreement

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2006	XATA CORPORATION
	By:	/s/ Mark E. Ties
Mark E. Ties, Chief Financial Officer (Principal
financial and accounting officer) and Authorized Signatory

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